UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 7, 2020

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois Corporation) 10 Executive Drive Collinsville, Illinois 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).

Emerging Growth Company
Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.
At the annual meeting of shareholders of each of Ameren Corporation (“Ameren”), Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), and Ameren Illinois Company, doing business as Ameren Illinois (“Ameren Illinois”), held on May 7, 2020 (“Annual Meeting”), the matters listed below were submitted to a vote of each company’s respective shareholders.
Ameren
Item (1): Election of Directors
At Ameren’s Annual Meeting, the following individuals (comprising Ameren’s full Board of Directors) were elected:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Warner L. Baxter	166,308,126	6,674,641	1,094,961	28,192,302
Cynthia J. Brinkley	172,433,349	955,551	688,828	28,192,302
Catherine S. Brune	171,975,310	1,421,092	681,326	28,192,302
J. Edward Coleman	171,885,115	1,479,634	712,979	28,192,302
Ward H. Dickson	172,498,555	868,295	710,878	28,192,302
Noelle K. Eder	172,549,214	812,622	715,892	28,192,302
Ellen M. Fitzsimmons	172,357,128	1,040,584	680,016	28,192,302
Rafael Flores	172,413,378	934,038	730,312	28,192,302
Richard J. Harshman	172,225,686	1,125,798	726,244	28,192,302
Craig S. Ivey	172,437,047	879,023	761,658	28,192,302
James C. Johnson	164,816,834	8,526,700	734,194	28,192,302
Steven H. Lipstein	172,277,466	1,063,044	737,218	28,192,302
Stephen R. Wilson	172,057,801	1,283,319	736,608	28,192,302
Item (2):
Non-Binding
Advisory Approval of Executive Compensation

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	165,603,547	7,217,132	1,257,049	28,192,302
Item (3): Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	192,871,400	8,568,437	830,193	—
Item (4): Shareholder Proposal Requesting an Independent Board Chair

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Not Approved	50,371,495	122,277,466	1,428,767	28,192,302
Ameren Missouri
Item (1): Election of Directors
At Ameren Missouri’s Annual Meeting, the following individuals (comprising Ameren Missouri’s full Board of Directors) were elected: Mark C. Birk, Fadi M. Diya, Martin J. Lyons, Jr., Michael L. Moehn, and Chonda J. Nwamu. Each individual received 102,123,834 votes for election and no withheld votes, abstentions or broker non-votes.

Ameren Illinois
Item (1): Election of Directors
At Ameren Illinois’ Annual Meeting, the following individuals (comprising Ameren Illinois’ full Board of Directors) were elected: Richard J. Mark, Michael L. Moehn, Chonda J. Nwamu, Theresa A. Shaw and David N. Wakeman. Each individual received 25,452,373 votes for election and no withheld votes, abstentions or broker non-votes.

This combined Form
8-K
is being filed separately by Ameren Corporation, Union Electric Company and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Senior Vice President, General Counsel and Secretary

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Senior Vice President, General Counsel and Secretary

AMEREN ILLINOIS COMPANY
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Senior Vice President, General Counsel and Secretary
Date: May 11, 2020